Supplement to

CALVERT TAx-free bond FUND

Calvert Tax-Free Reserves Prospectus

dated April 30, 2012

Date of Supplement: July 30, 2012

Under “How to Buy Shares – Reduced Sales Charges (Calvert Tax-Free Bond Fund Only) – Other Circumstances” on page 13 of the Prospectus, in the sentence that begins: “There is no sales charge on shares of any Calvert Fund sold to or constituting the following:”, the additional bullet point below is inserted after the fourth bullet point and before the fifth bullet point.

“•   clients of financial intermediaries who have self-directed brokerage accounts that may or may not charge transaction fees to customers.  Such shares are only available through self-directed brokerage service platforms or similar sales channels in which commissions customarily are not imposed;”